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                                                            Exhibit No. 10(v)(a)



                               FIRST AMENDMENT TO
                                OPTION AGREEMENT


         This First Amendment to the Option Agreement (this "Amendment"), dated June 11 , 2001, is by and between FANZ ENTERPRISES, INC., a Delaware corporation, (hereinafter referred to as the "Company") and MICHAEL J. WURTSBAUGH, a consultant of the Company or one or more of its Subsidiaries (hereinafter referred to as the "Consultant").

         WHEREAS, the Company and the Consultant entered into an Option Agreement, dated February 28, 2001 (the "Agreement"); and

         WHEREAS, the Company has been requested by the administrators of various state securities agencies to revise the Agreement as a pre-condition to approval of the Company's application for securities registration under the Coordinated Equity Review program.

         NOW, THEREFORE, in consideration of the recitals and the mutual promises and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to amend the Agreement as follows:

         A. Section 4 of the Agreement shall be revised, and hereby is amended to read, as follows:

                  4. TERM OF OPTION. The term of the Option shall be for a period of five (5) years from the date hereof, subject to earlier termination as hereinafter provided.

         B. All other provisions of the Agreement, not specifically addressed in Section A above, shall remain in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have hereunto affixed their signatures as of this 11 day of June, 2001.

                                        FANZ ENTERPRISES, INC.


                                        By: /s/ Frederick L. McDonald, II
                                           ------------------------------
                                              Frederick L. McDonald, II
                                              President


                                           /s/ Michael J. Wurtsbaugh
                                           ------------------------------
                                           MICHAEL J. WURTSBAUGH